Exhibit 31.2
                                       CERTIFICATION

I, Patrick A. Quinn, certify that:

1.   I have reviewed this Form 10-KSB/A of Teton Petroleum Company;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f)) for the small business issuer and have:

          (a) Designed such disclosure  controls and procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting to be designed under
          our  supervision,   to  provide  reasonable  assurance  regarding  the
          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report based on such evaluation; and

          (d) Disclosed in this report any change in the small business issuer's internal  control over financial  reporting  that occurred  during the small business issuer's most recent fiscal quarter (the small business issuer's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting;
          and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

          (b) Any fraud,  whether or not material,  that involves  management or other  employees  who have a  significant  role in the small  business issuer's internal control over financial reporting.

Date: April 21, 2004
                                              /s/ Patrick A. Quinn
                                              Patrick A. Quinn
                                              Chief Financial Officer